NBL First Quarter 2017 Supplement May 2017

2NBL 1Q17 KEY HIGHLIGHTS Executing ahead of plan, 2017 full year volumes trending toward upper half of original expectations Sales Volumes of 382 MBoe/d, Above Expectations Continued to Deliver Strong Well Performance Achieved Substantial Drilling Efficiencies Across USO Accomplished Strategic Objectives • Total Company oil and U.S. onshore above expectations, led by DJ Basin and Delaware • Strong demand in Israel drove record 1Q volumes, field gross volumes averaged 956 MMcfe/d • Sanctioned Leviathan Phase I and progressing towards first gas sales by end of 2019 • Clayton Williams Energy acquisition expands top-tier U.S. onshore oil portfolio (closed in April) • Delaware Basin wells delivering above expectations, exhibiting longer plateau and flatter decline • DJ Basin high intensity completions, including initial results in East Pony, materially outperforming type curve • Reduced drilling costs per foot and achieved record low individual well costs in DJ Basin, Delaware and Eagle Ford

1Q17 ACTUALS VS. GUIDANCE

In line and exceeding guidance for majority of items

Financial and Operating Metrics	1Q Guidance	1Q Actuals
Total Sales Volumes (MBoe/d)	370 - 380	382
Oil Sales Volumes (MBbl/d)	113 - 119	119
Natural Gas Liquids (MBbl/d)	51 - 56	55
Natural Gas (MMcf/d)	1,210 - 1,240	1,245
Organic Capital ($MM)*	550 - 650	616
Equity Investment Income ($MM)	25 - 35	42
Lease Operating ($/BOE)	3.60 - 3.90	4.04
Gathering, Transportation & Processing ($/BOE)	3.70 - 4.00	3.46
DD&A ($/BOE)	15.00 - 15.90	15.38
Production Taxes (% Oil, NGL, Gas Revenues)	3.5 - 4.0	4.5
Marketing ($MM)	15 - 25	19
Exploration ($MM)	30 - 50	24**
G&A ($MM)	95 - 110	99
Interest, net ($MM)	80 - 90	87

Earnings Reconciliation	1Q ($MM)
GAAP Net Income attributable to NBL	**36**
GAAP Net Income attributable to NBL Before Tax	48
Adjustments to Net Income, Before Tax	(87)
Adjusted Net Loss attributable to NBL, Before Tax	(39)
Current Tax Expense, Adjusted	(14)
Deferred Tax Benefit, Adjusted	30
Adjusted Loss* (Non-GAAP)**	**(23)**

Adjusted EBITDAX	1Q ($MM)
Adjusted Loss* (Non-GAAP)**	**(23)**
Interest, net	87
Current Tax Expense, Adjusted	14
Deferred Tax Benefit, Adjusted	(30)
DD&A	528
Exploration	24**
Adjusted EBITDAX* (Non-GAAP)**	**600**

** Excludes $323 million acquisition capital and $60 MM NBLX funded capital ** Excludes $18MM impairment of undeveloped lease hold expenses in Gulf of Mexico *** Non-GAAP reconciliation to GAAP measure available in 1Q17 earnings release*

NBL 3

4NBL 2017 KEY GOALS AND OBJECTIVES Substantial progress on outcomes for the year Accelerate Onshore Activities and Drive Capital Efficiencies • Currently operating 8 USO drilling rigs (2 DJ Basin, 4 Delaware, 2 Eagle Ford) • Record drill times in DJ Basin, Delaware and Eagle Ford • Well performance above expectations in all basins Goals Status Successful Integration of CWEI into NBL Commence Leviathan Development Target Over $1 Billion in Portfolio Proceeds Focus Exploration on Long-term Value • Acquisition closed April 24, 2017 • Well performance above 1.0 MMBoe type curve • Adding 2 drilling rigs in Delaware by the end of 2017 • Sanctioned initial phase in February, $1.5 B gross in capital under contract • Drilling underway for 2 development wells in 2017 • Majority of Delaware dedicated to NBLX • Progressing 4 central gathering facilities for NBL • Drop-down potential in 2017 Grow Value of Midstream to NBL • Preparing Araku (Suriname) prospect for 4Q drilling • Pursuing additional portfolio opportunities • Strategic portfolio focusing, providing multi-billion dollars proceed potential

5NBL U.S. ONSHORE Accelerating activity in liquids-rich basins 1Q17 Activity DJ Basin Delaware Eagle Ford Marcellus Other Total Oil (MBbl/d) 56 9 8 1 1 75 NGL (MBbl/d) 17 2 17 10 1 47 Gas (MMcf/d) 204 14 109 370 10 707 Total Sales (MBoe/d) 107 14 43 72 4 240 Organic Capital* ($MM) 205 100 166 23 494 Operated Rigs 2 3 2 7 Wells Drilled 27 10 13 50 Avg. Lateral Length (ft) 8,840 7,600 6,940 8,100 Wells Completed 36 6 17 6 65 Wells Brought Online 14 3 6 23 Avg. Lateral Length (ft) 9,970 4,760 5,740 8,200 DJ Basin Delaware Basin Marcellus Eagle Ford 1Q17 Key Highlights • Sales Volumes and Oil at High End of Guidance  95% of 1Q 17 USO capital focused on liquids-rich basins • Expanded Application of Enhanced Completions Driving Industry-leading Well Performance Across All Basins • Drilling Improvements Led to Record Low Drilling Cost for Individual Wells in DJ Basin, Delaware and Eagle Ford • Continued Work on Optimizing Completion Efficiency and Effectiveness  Stage and cluster spacing refinement  Utilizing advanced analytics in DJ Basin  Five pads underway/planned developing multiple horizons in Delaware * Excludes NBLX funded capital expenditures

U.S. ONSHORE CATALYST-RICH 2017

U.S. onshore oil projected at high end of original expectations

Highlights

- Anticipating 30% Full Year Oil Growth vs. 2016
- Rapidly Increasing Activity throughout 2017
  - ~3X the amount of wells to be brought online in 2Q17 vs. 1Q17
- Adding 2 More Rigs in the Delaware and 1 Rig in the DJ Basin by Year End
- Installing 3 Central Facilities to Support NBL Upstream
- NBLX Drop - Down Potential

2Q

- Integration of CWEI Assets
- 1st Multi-Zone Development Pad Online (WCA, 3BS), with 1st 10K ft. laterals in Delaware
- 1st Central Gathering Facility Online in Delaware
- DJ Basin Growth Driven by East Pony Wells Online

3Q

- Continued Eagle Ford Growth from Gates Ranch Row 4 wells
- 10+ Wells Online in Delaware
- Wells Ranch High Intensity Completions Online in DJ Basin

4Q

- 20+ Wells Online in Delaware
- 2nd Multi-Zone Development Pad Online in Delaware
- 2nd Central Gathering Facility Online in Delaware
- Additional Eagle Ford Growth with Upper Eagle Ford Tests

NBL 6

7NBL DELAWARE BASIN Accelerating value in top-tier Southern Delaware position Delaware Basin Activity* 4Q16 1Q17 Total Sales Volume (MBoe/d) 10 14 Organic Capital** ($MM) 64 100 Operated Rigs 2 3 Wells Drilled 4 10 Average Lateral Length (ft) 7,200 7,600 Wells Completed 4 6 Wells Brought Online 5 3 Average Lateral Length (ft) 4,860 4,760 118,000 Net acres 4,225 Gross locations 7,800 ft Average lateral Length 2 BBoe Net unrisked resources Rapidly Increasing Activity • CWEI transaction closed late April 2017 • Currently operating 4 drilling rigs, adding 2 more through remainder of year First Long Lateral and Multi-Zone Test Online Late in 2Q • 3-well multi-horizon pad targeting the Wolfcamp A and 3rd Bone Spring with 10,000 ft lateral lengths • Timed with the 1st NBLX gathering facility coming online mid-year 6,350 7,600 2016 1Q17 Drilling Longer Laterals * Represents NBL only data. Former CWEI activity to be included as of April 25, 2017 forward. ** Excludes NBLX funded capital expenditures Average lateral length (ft) Well Results Confirm Quality of Upper and Lower Wolfcamp A Across Position • NBL and CWEI results trending above type curve TX NBL Acreage Ward Reeves Pecos

8NBL 0 50 100 150 200 250 0 20 40 60 80 100 120 Days on Production 2016 Average (8 wells) 1Q17 Average (3 wells) WCA 1.2 MMBoe Type Curve DELAWARE BASIN Industry-leading well performance Continued Outperformance • 1Q17 Wells Trending 35% Above 1.2 MMBoe Type Curve After 60 Days  Top 2 most productive industry Delaware Basin wells in 1Q17* • Highest Industry 90-day Oil Rates in Southern Delaware** • Early Results from 1Q17 5,000 lbs/ft Test is Encouraging  Pony Deal 12 1H cumulative rate is ~30% higher than Pony Deal 12 5H after 60 days • Continuing to Test Various Proppant Concentrations, Clusters per Stage and Stage Spacing for Optimal Design • Activity Acceleration and Well Performance Driving 10X Growth to 2020E (145 MBoe/d) Wells Proppant (lbs/ft) IP-30 (Boe/d) IP-60 (Boe/d) Oil % Lateral Length (ft) Pony Deal 12 1H 5,038 1,882 1,710 73% 4,699 Pony Deal 12 5H 3,073 1,514 1,284 73% 4,532 5,000 lbs/ft outperformance 20% 30% Gross 3 Stream, Normalized to 7,500 ft Cum. MBoe 1Q17 5,000 lbs/ft Test Materially Outperforming Offset 3,000 lbs/ft Completion * Source: Well test rate analysis by KLR Group, report dated 4/24/17; ** Source: State data within 20-mile radius of NBL position Delaware Wolfcamp A Well Results

9NBL DJ BASIN Rapidly accelerating rate of change CO 352,000 Net acres 3,220 Gross locations 8,400 ft Average lateral Length 2 BBoe Net unrisked resources DJ Basin Activity 4Q16 1Q17 Total Sales Volume (MBoe/d) 112 107 Organic Capital* ($MM) 164 205 Operated Rigs 2 2 Wells Drilled 33 27 Average Lateral Length (ft) 5,560 8,840 Wells Completed 20 36 Wells Brought Online 16 14 Average Lateral Length (ft) 8,400 9,970 Enhanced Capital Efficiency with Increased 2017 Volume Outlook • Record low drill times and reduced frac cycle times • More than doubling wells online in 2Q17 vs. 1Q17 Extending Success of High Intensity Completions Across Basin Activity in Low GOR Areas Driving Increased Oil Percentage • East Pony pilot substantially outperforming type curve • Combined Wells Ranch and East Pony volumes up 3% from 4Q16 at 62 MBoe/d • Total horizontal volumes at 90 MBoe/d for 1Q17 46% 49% 50% 52% 2Q16 3Q16 4Q16 1Q17 Increasing Oil Mix * Excludes NBLX funded capital expenditures Weld Wells Ranch East Pony NBL Acreage

10NBL 0 20 40 60 80 100 120 140 0 10 20 30 40 50 60 70 80 90 100 110 Days on Production Wells Ranch Recent Results* 1Q17 1,800 lbs/ft (6 wells) Wells Ranch 1.0 MMBoe Type Curve (1,400 lb/ft) DJ BASIN Success with enhanced completions extending beyond Wells Ranch Enhanced Completions • Wells Ranch High Intensity Completions Continue to Outpace Type Curve by More than 50% Over Extended Periods • 1,800 lbs/ft Completions in Wells Ranch Indicating Significantly Lower Development Cost per BOE • Initial Enhanced Completions in East Pony Demonstrating Similar Outperformance • East Pony Position Contains Mix of Federal and Fee Acreage  Combination of standard and enhanced completions in development plan • Continue to Evaluate Optimal Proppant, Stage Spacing and Cluster Design for Efficiency 0 25 50 75 100 125 150 0 30 60 90 120 Days on Production East Pony Enhanced Completions Well Results* 2,800 lbs/ft Completions (4 wells) East Pony 570 MBoe Type Curve (1,400 lbs/ft) * Gross 3 Stream, Wells Ranch normalized to 9,500 ft and East Pony normalized to 7,500 ft Cum. MBoe Cum. MBoe

11NBL EAGLE FORD SHALE Significant growth contributor in 2017 TX Eagle Ford Activity 4Q16 1Q17 Total Sales Volume (MBoe/d) 46 43 Organic Capital ($MM) 55 166 Operated Rigs 2 2 Wells Drilled 14 13 Average Lateral Length (ft) 6,445 6,940 Wells Completed 3 17 Wells Brought Online 7 6 Average Lateral Length (ft) 4,815 5,740 35,000 Net acres 360 Gross locations 7,600 ft Average lateral Length 460 MMBoe Net unrisked resources Activity Focused in Highly-prolific South Gates Ranch • Commenced production on 5 wells late in the quarter Exited 1Q Over 50 MBoe/d, Current Rate at ~55 MBoe/d NGL Realizations Materially Uplifting Already Robust Economics • Currently more than 25% above the 1Q17 average sales volume • Mix of production approximately 20%/40%/40% (oil/NGL/natural gas) NBL Acreage 3.5 MMBoe Type Curve (7,000’ Lateral) Dimmit Webb South Gates Ranch Wells Online in 2017 Rest of Year 1Q17

12NBL U.S. DRILLING EFFICIENCIES Realizing substantial cost reductions across all plays • Across USO 1Q17 Drilling Costs per Lateral Foot ~50% Below 2015 Average • 1Q17 Delaware Costs 30% Below 2016 Average • Performance Driven by Longer Laterals, Improved Mud Hydraulics and Interactive Zone Targeting < 4.3 days to drill a 9,700 ft lateral a new record for the DJ Basin 4 days decrease in long lateral drill time in Delaware Basin $75 achieved lowest individual well drilling cost per foot to date in Eagle Ford 0 100 200 300 DJ Basin Delaware Eagle Ford 2015 2016 1Q17 Average Drilling Cost per Foot Key Highlights $/ft

EXPANDING MIDSTREAM

Integrated infrastructure planning to maximize value and efficiencies

Over $3 B

in value* to NBL from CNNX and NBLX

~10% Above MQD**

for NBLX in just 2 quarters, with CNNX in Tier II splits

Initial Drop

from NBL to NBLX targeted for 2017



Key Highlights

- Progressing 4 Central Gathering Facilities for NBL in Delaware and 1 in DJ Basin to Support Near-term Production Growth
- NBLX and Plains All American 50/50 JV Acquisition of Advantage Pipeline Enhances Crude Oil Takeaway Options
  - Access to multiple outlets including Gulf Coast, Midland & PAA's pipeline network
- Majority of Delaware Acreage Dedicated to NBLX from NBL for Crude Oil, Natural Gas and Produced Water Gathering

** Including realized cash, LP units and potential future drop-downs ** Minimum Quarterly Distributions*

NBL 13

EASTERN MEDITERRANEAN

Fueling over 60% of Israel power generation and expanding

1Q17 Key Highlights

- Record First Quarter Net Sales 274 MMcfe/d, with Tamar gross volumes of 956 MMcfe/d, up 12% from 1Q16
- Tamar 8 Development Well Brought Online in April
  - Flowed at ~270 MMcf/d
- Potential for Tamar Resource Upside from Production History and Tamar 8 Analysis
- Initiated Natural Gas Exports to Industrial Customers in Jordan
- Sanctioned Initial Phase of Leviathan
  - Anticipate ~3.3 Tcf (550 MMBoe) 2017 proved reserves booking
- Received Final $40 MM for Cyprus Farm-out



Cyprus 35% WI
Leviathan 39.7% WI
Tamar 32.5% WI
Tamar SW 32.5% WI
Dor
Tel Aviv
NBL Interests
Producing
Discovery
Sanctioned
Existing Pipeline
Planned Pipeline
AOT 47% WI
Ashdod
Israel
Egypt

Israel	4Q16	1Q17
Net Gas Sales (MMcfe/d)	274	274
Gross Gas Sales (MMcfe/d)	900	956
Organic Capital ($MM)	65	115

NBL 14

15NBL LEVIATHAN MAJOR PROJECT Progressing towards first gas sales by end of 2019 First Steel Cut locked in favorable pricing 100% of major equipment and installation contracts awarded Spud 2 Wells total of 2 development wells drilling this year Project Phase 2017 2018 2019 Sanction Order Critical Path Equipment Detail Design and Engineering Pipeline Manufacturing Equipment Manufacturing Commissioning and First Gas Drilling and Completions Offshore Platform Installation Manufacturing and Onshore Construction Underway

16NBL OTHER GLOBAL OFFSHORE Exceptional operational and safety performance 1Q17 Key Highlights • Strong Well Performance at Big Bend, Dantzler and Gunflint Fields in the Gulf of Mexico Led to Average Sales Volumes of 30 MBoe/d • Maintained 99% Uptime at Aseng and Alen in West Africa and at Neptune in the Gulf of Mexico  Uptime at Thunderhawk increased to 97% • Achieved 1,000 Days Without a Loss Time Incident At Our Operated Assets in West Africa • Executed Unitization Agreement Over the Alba Field with Partners of Block D, Reducing NBL Working Interest from 35% to 33% • Scheduled to Begin Drilling 500+ MMBoe Araku Prospect in Suriname in 4Q  Non-operated, 20% WI • Continuing to Mature Exploration Opportunities Gulf of Mexico Equatorial Guinea 4Q16 1Q17 4Q16 1Q17 Oil (MBbl/d) 28* 24 27 18 Equity Method (MBbl/d) 2 2 NGL (MBbl/d) 1 2 Equity Method (MBbl/d) 6 6 Gas (MMcf/d) 27 23 250 244 Total Sales (MBoe/d) 33 30 77** 66** Organic Capital ($MM) 6 9 3 1 * 4Q16 sales volumes included 3 MBbl/d of royalty relief ** Produced volumes differ from sales in Equatorial Guinea due to the timing of liftings. Produced volumes were 73 MBoe/d in 4Q16 and 70 MBoe/d in 1Q17.

17NBL Sales Volume* Crude Oil and Condensate (MBbl/d) Natural Gas Liquids (MBbl/d) Natural Gas (MMcf/d) Total Equivalent (MBoe/d) Low High Low High Low High Low High Second Quarter 2017 United States Onshore 86 91 61 64 715 730 267 277 United States Gulf of Mexico 21 23 1 2 21 23 26 28 Israel - - - - 245 265 41 44 Equatorial Guinea 22 24 - - 230 240 60 64 Equatorial Guinea - Equity method investment 1 2 5 6 - - 6 8 Total Company 132 138 67 72 1,220 1,245 405 415 * Includes CWEI post close Second quarter raised to upper half of original guidance SALES VOLUME GUIDANCE • Total Oil at the Midpoint up 13% in 2Q17 vs. 1Q17, with U.S. Onshore Oil up 18% • Total U.S. Onshore up 13% in 2Q17 vs. 1Q17 on Total Equivalent Basis • U.S. Onshore NGLs up 15% in 2Q17 vs. 1Q17 • Total Company Liquids up 30 MBbl/d in 2Q17 vs. 1Q17 Key Takeaways

18NBL * Includes CWEI post close ** Excludes NBLX funded capital expenditures Capital & Cost Metrics* 2Q 2017 Low High Capital Expenditures** ($MM) Total Company Organic Capital 650 750 Cost Metrics Lease Operating Expense ($/BOE) 3.65 3.90 Gathering, Transportation & Processing ($/BOE) 3.65 3.90 Production Taxes (% Oil, Gas, NGL Revenues) 3.8 4.2 Marketing ($MM) 10 20 DD&A ($/BOE) 15.00 15.90 Exploration ($MM) 40 60 G&A ($MM) 95 110 Interest, net ($MM) 85 95 Other Items Guidance Equity Investment Income 30 40 Average outstanding shares – diluted 470 480 CAPITAL AND COST GUIDANCE Second quarter guidance

19NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "believes," "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the risk that the cost savings and any other synergies from the recent merger with Clayton Williams Energy, Inc. may not be fully realized or may take longer to realize than expected, disruption from the merger transaction making it more difficult to maintain relationships with customers, employees or suppliers, the diversion of management time on post-merger related issues, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's and Clayton Williams' most recent annual reports on Form 10-K, respectively, and in other Noble Energy and Clayton Williams reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We use certain terms in this presentation, such as “net unrisked resources”, “type curve” or “MMBoe type curve”, which are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our and Clayton Williams’ most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation also contains certain historical non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please see the Noble Energy’s respective earnings release for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures.